EXHIBIT 10.32

                                              ref: 7566 Transit Road, Amherst NY

                     LEASE TRANSFER AND ASSUMPTION AGREEMENT

WHEREAS NEW YORK ROASTERS, INC. (hereinafter called the "Lessee") has entered into Equipment Least Agreement No. 05776 dated March 29, 1995 (hereinafter called the "Lease" with CAPTEC FINANCIAL GROUP, INC. (hereinafter called the "Lessor"), covering the following equipment: SEE SCHEDULE A TO EQUIPMENT LEASE NO 05776 ATTACHED HERETO

together with all additions, substitutions, repairs, replacements, accessions, accessories and attachments thereto, whether now owner or hereafter acquired; and

WHEREAS the scheduled monthly rental payments remaining unpaid under the Lease as of December 6, 1995 are as follows: 53 successive monthly rentals commencing with the one which is due December 15, 1995 in the amount of $1,103.59 ($1,021.85 rent plus $81.74 use tax) and one on the same date of each month thereafter until paid in full; and,

WHEREAS under the terms of the Lease the Lessee may not assign its right, title and interest in and to the Lease without the written consent of the Lessor, and now the Lessee desires to make an assignment of its interest under the Lease to ROADHOUSE GRILL NY, INC., A NEW YORK CORPORATION (hereinafter called the "Transferee"), and both Lessee and Transferee hereby request the Lessor to consent to such a transfer, and

WHEREAS the Lessor is willing to consent to the above-mentioned transfer provided the parties hereto enter into this Agreement.

NOW THEREFORE in consideration of the premises and the mutual promises, covenants and agreements herein contained, the parties agree as follows:

1. The Lessee hereby sells, transfers, conveys, assigns and delivers to the Transferee all of its right, title and interest in and to the Lease. The lessee represents, warrants and covenants to the Transferee, its legal representatives, successors and assigns that the Lessee is the lawful lessee of the Lease and holds the right and authority to make the herein described transfer. The Lessee, Lessor and Transferee each agree to execute such additional documents from time to time at the request of any party hereto as may be reasonably necessary to accomplish the transfer made herein.

2. The Transferee hereby promises to pay all rental payments remaining unpaid under the Lease as above stated as the same are due and payable and hereby unconditionally assumes all the obligations and agrees to abide by all the terms, covenants and conditions of the Lease, as though the Transferee were for all intents and purposes the original Lessee named in the Lease. This assumption is effective as of the date noted below.

3.   The Lessor consents to the above-mentioned transfer and assumption.

4. The Lessee is hereby unconditionally released from all liability under the Lease.

5. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, personal representatives and successors and permitted assigns of the parties hereto.

6. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the 31st day of December, 1995.

LESSEE                                         TRANSFEREE
NEW YORK ROASTERS, INC.                        ROADHOUSE GRILL NY, INC.


By:______________________                      By:/s/ J. DAVID TOOLE III
                                                  ----------------------
Title: __________________                            J. David Toole III

                                               Title: PRESIDENT
                                                     -------------------


LESSOR
CAPTEC FINANCIAL GROUP, INC.


By:/s/ GARY A. BRUDER
   -------------------
       Gary A. Bruder

Title: SENIOR VICE PRESIDENT
       ADMINISTRATION
       ---------------------
                                                                               2

Document contains a two-page Lease Agreement on a Captec invoice formatted with boxes of information, lease terms as follows:

Description of Leased Equipment:            See Schedule A attached hereto.

Rental Payment Schedule:                    Commencement Date:  May 15, 1995
                                            60 payments of $1,021.85 per month

Advance Payment:                            $2,043.70
                                               163.50 - 8% tax
                                            $2,207.20
                                            1st and last rental payment

Additional terms Nos. 1-24 on remainder of 1st page and entire 2nd page, illegible.


LESSOR                                   LESSEE

Accepted:

                                         NEW YORK ROASTERS, INC., A
                                         DELAWARE CORPORATION  DBA
CAPTEC FINANCIAL GROUP, INC.             KENNY ROGERS ROASTERS
LESSOR                                   LESSEE (Complete Legal Name)

Date:  March 29, 1995                    Address  690 DELAWARE AVE.


By:  /s/ GEORGE R. BEACH
         ---------------                 City BUFFALO  County ERIE St NY
         George R. Beach, SECRETARY      Zip 142__

LEASE NO.  05776                         Phone (716)881-6200 Date MARCH 29, ____


                                         By:  /s/ PAUL L. SNYDER, III,
                                              ------------------------
                                                  Paul L. Snyder, III
                                                  PRESIDENT

                                    AMENDMENT
                                       TO
                      LEASE NO. 05776 DATED MARCH 29, 1995
                            BETWEEN CAPTEC, AS LESSOR
                                       AND
                       NEW YORK ROASTERS, INC., AS LESSEE



LESSEE AND LESSOR HEREBY AGREE TO AMEND THE LEASE AS FOLLOWS:

1. SECTION 15 DEFAULT, REMEDIES (a)(ii) shall read: "failure by Lessee to fully perform, keep, and observe any term, provision, warranty or condition contained in this Lease or in any other agreement, lease, instrument or document heretofore, now or hereafter executed by Lessee and delivered to Lessor or its affiliates, successors and assigns, which term, provision, warranty or condition is required to be performed, kept or observed by Lessee;"

IN ALL OTHER RESPECTS, THE TERMS AND CONDITIONS OF THE LEASE SHALL REMAIN THE SAME.

IN WITNESS WHEREOF, LESSOR AND LESSEE HAVE EXECUTED THIS AMENDMENT THIS 29TH DAY OF MARCH, 1995.


LESSOR                                         LESSEE

CAPTEC                                         NEW YORK ROASTERS, INC.
                                               DBA KENNY ROGERS ROASTERS

BY:/s/ GEORGE R. BEACH                         BY: /s/ PAUL L. SNYDER, III
   -------------------                             -----------------------
       George R. Beach                                 Paul L. Snyder, III

TITLE: SECRETARY                               TITLE:  PRESIDENT
      ----------------                               ---------------------

                               FRANCHISEE ADDENDUM
                   TO LEASE NUMBER 05776 DATED MARCH 29, 1995
                        ---------------------------------

LESSEE HEREBY ACKNOWLEDGES THAT LESSOR IS NOT A REPRESENTATIVE OR RELATED ENTITY OF LESSEE'S FRANCHISOR ("FRANCHISOR") AND NO REPRESENTATIVE OF THE FRANCHISOR IS AN AGENT OF LESSOR. LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER EITHER EXPRESSED OR IMPLIED CONCERNING THE FRANCHISOR OR THE FRANCHISE. LESSEE HAS MADE ALL INQUIRIES CONCERNING THE FRANCHISOR AND THE FRANCHISE INDEPENDENT OF THE LESSOR. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY THE RELATIONSHIP BETWEEN FRANCHISOR AND LESSEE OR THE CONTINUED EXISTENCE OF THE AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE FRANCHISOR SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PERFORM ITS OBLIGATIONS HEREUNDER. LESSEE'S OBLIGATIONS HEREUNDER ARE INDEPENDENT OF THE CONTINUED EXISTENCE OF THE FRANCHISOR OR THE FRANCHISE.

DATE:   MARCH 29, 1995


LESSOR                                        LESSEE

CAPTEC                                        NEW YORK ROASTERS, INC.
                                              dba KENNY ROGERS ROASTERS


BY:/s/ GEORGE R. BEACH                        BY:/s/ PAUL L. SNYDER, III
   -------------------                           -----------------------
       George R. Beach                               Paul L. Snyder, III

TITLE: SECRETARY                              TITLE: PRESIDENT
      ----------------                              --------------------

                                   SCHEDULE A


Schedule A, annexed to and forming part of Lease Agreement between CAPTEC (Lessor) and NEW YORK ROASTERS, INC. DBA KENNY ROGERS ROASTERS (Lessee), lease number 05776, dated MARCH 29, 1995.

- --------------------------------------------------------------------------------
EQUIPMENT LOCATION:  7566 TRANSIT ROAD, AMHERST, NY  14221
- --------------------------------------------------------------------------------
QTY      EQUIPMENT DESCRIPTION                       SERIAL #
- --------------------------------------------------------------------------------
SUPPLIER:  CONCEPT CONSTRUCTION CORP., 24555 TRANSIT ROAD, ELMA, NY 14059
CERAMIC TILE
CABINETS
FOUNTAIN HEAD 1X1 BULLNOSE
MIRRORS
PLUMBING
LIGHT BOX/MIRROR BOXES
CAB LABOR
COFFEE CABINET
PREFINISH CABINET
ELECTRIC
TRACK LIGHTING
CAB TAX
WINDOW IN FOYER LUMBER, GLASS
FINISH MENU BOARDS/SIGN BOXES
4X4 EXTERIOR WINDOW
150 AMP PANEL

SUPPLIER:  N.A.S QUICK SIGN 1628 ELMWOOD AVENUE, BUFFALO, NY 14207
1   NEON WALL SIGN 8" SCRIPT LILY'S ICE CREAM
1   TRANSFORMER, RUB CAPS, SLEEVES
1   NEON WALL SIGN "OLD TYME ICE CREAM PARLOR"
1   CLEAR PLEX SHIELD

SUPPLIER:  UNITED DAIRY MACHINERY CORP, 301 MEYER ROAD, BUFFALO, NY 14224

1   950 3 SPINDLE MIXER
1   D1-1-10-X HAND SINK
2   FSP FUDGE PUMP
1   SR-3 SYRUP RAIL
6   6X6X2 1/2 PAN
6   6X6X4 PAN
12  COVERS
1   CFW-1D CHEST W/DRAIN
12  8L 1 1/2 OZ. 7" LADLE
2   88T-CMT MIX-TRANS 230-60-1 WATER TWIST HEAD
1   114931 HDM-75 ARTIC SWIRL BLENDER

LESSOR /s/ GB                                         LESSEE /s/ PS

SUPPLIER:  LA TOURAINE COFFEE COMPANY 116 GRUNER RD., CHEEKTOWAGA, NY 14227

1   CURTIS 500-AP S/N #1571
6   THERMO PUMP AIRPORTS
1   JAMAICAN BLUE MOUNTAIN COFFEE, BARREL
1   ESPRESSO/CAPPUCCINO LIGHTED SIGN
6   GLASS COOKIE JARS
1   EPPENS SMITH FLAVOR OF THE DAY SIGN
1   GEM 120A S/N #12268
1   GEM 3 S/N #12574-3
1   GEM 5 S/N #4845-5

                                        TOTAL EQUIPMENT COST: $43,669.00


and any duplicate parts, extras, mechanisms and devices relating thereto or used in connection therewith or in connection with lessee's business at the above location, now attached to or delivered with the designated equipment or that may at any time hereafter be obtained from and financed by the Lessor or be added thereto by or with the consent of the Lessor.


LESSOR                                        LESSEE

CAPTEC                                        NEW YORK ROASTERS, INC.
                                              dba KENNY ROGERS ROASTERS


BY:/s/ GEORGE R. BEACH                        BY:/s/ PAUL L. SNYDER, III
   -------------------                           -----------------------
       George R. Beach                               Paul L. Snyder, III

TITLE: SECRETARY                              TITLE: PRESIDENT
      ----------------                              --------------------

                            PURCHASE OPTION ADDENDUM


On the termination date, or any extension thereof, of Lease No. 05776 between CAPTEC ("Lessor") and NEW YORK ROASTERS, INC. dba KENNY ROGERS ROASTERS ("Lessee"), Lessee pursuant to Paragraph Five (5) of said Lease is hereby granted the option upon at least ninety (90) days irrevocable notice to Lessor to purchase on such date all (but not less than all) of the Equipment described in said Lease for FOUR THOUSAND THREE HUNDRED SIXTY SIX AND 90/100 ($4,366.90) plus all unpaid rentals and other amounts owing to Lessor.

Lessee shall close on the purchase of the Equipment no later than the expiration date of the lease in immediately available funds and Lessor will thereupon deliver to Lessee a bill of sale conveying title to said Equipment to Lessee, without recourse or warranty on a WHERE IS, AS IS basis. Lessee shall continue to pay all required monthly rentals until said funds are received by Lessor. All costs of closing, without limitation, shall be paid by Lessee.


DATE: MARCH 29, 1995


LESSOR                                      LESSEE

CAPTEC                                      NEW YORK ROASTERS, INC.
                                            dba KENNY ROGERS ROASTERS


BY:/s/ GEORGE R. BEACH                      BY:/s/  PAUL L. SNYDER, III
   -------------------                         ------------------------
       George R. Beach                              Paul L. Snyder, III

TITLE: SECRETARY                             TITLE: PRESIDENT
      ----------------                             --------------------

                           PREPAYMENT OPTION ADDENDUM


During the Base Lease Term or any renewal term in Lease #05776 between CAPTEC ("Lessor") and NEW YORK ROASTERS, INC. dba KENNY ROGERS ROASTERS ("Lessee"), Lessee is hereby granted the option to prepay this Lease. A prepayment schedule over the life of the lease is set forth below:

The following presents the percent of equipment cost necessary for prepayment after each of the 60 lease payments.


PERIOD      PERCENT         PERIOD      PERCENT           PERIOD      PERCENT
- ------      -------         ------      -------           ------      -------
1           118.10          21          85.52             41          48.93
2           116.56          22          83.79             42          46.99
3           115.01          23          82.05             43          45.03
4           113.45          24          80.30             44          43.06
5           111.88          25          78.54             45          41.08
6           110.30          26          76.77             46          39.09
7           110.30          27          74.99             47          37.09
8           108.71          28          73.20             48          35.08
9           107.11          29          71.40             49          33.05
10          105.50          30          69.59             50          31.01
11          103.89          31          67.77             51          28.96
12          102.27          32          65.94             52          26.90
13          100.64          33          64.09             53          24.83
14          99.00           34          62.23             54          22.74
15          95.69           35          60.36             55          20.64
16          94.02           36          58.48             56          18.53
17          92.34           37          56.59             57          15.41
18          90.65           38          54.69             58          14.28
19          88.95           39          52.78             59          12.13
20          87.24           40          50.85             60          10.00


LESSOR                                          LESSEE
CAPTEC                                          NEW YORK ROASTERS, INC.
                                                A Delaware Corporation
                                                dba KENNY ROGERS ROASTERS


BY:/s/ GEORGE R. BEACH                          BY:/s/ PAUL L. SNYDER, III
   -------------------                             -----------------------
       George R. Beach                                 Paul L. Snyder, III

TITLE: SECRETARY                                TITLE: PRESIDENT
      ----------------                                --------------------

                         FORM OF AUTHORIZING RESOLUTION

                                   (Assignee)


         WHEREAS, New York Roasters, Inc. (the "Assignor") is the tenant under that certain lease dated April 17, 1995 (the "Lease"), by and between Assignor and Captec Net Lease Realty, Inc., (the "Landlord"), with respect to certain real property located at 1449 French Road, Cheektowaga, New York; and

         WHEREAS, Assignor desires to assign its obligations under the Lease to ROADHOUSE GRILL BUFFALO, L.L.C. (the "Company") pursuant to an Assignment and Assumption Agreement among Assignor, Landlord and the Company substantially in the form of Exhibit A attached hereto (the "Assignment"); and

         WHEREAS, the members of the Company desire to approve the Assignment and authorize certain persons to execute and deliver the Assignment and all documents and instruments required by the Landlord in connection therewith.

         NOW, THEREFORE, the members of the Company do hereby adopt the following resolutions as of December 31, 1995:

                  RESOLVED, that the Assignment is hereby approved.

                  RESOLVED FURTHER, that J. DAVID TOOLE III (collectively the "Authorized Persons" and, individually, an "Authorized Person") are, and each Authorized Person is, hereby authorized, empowered and directed for and on behalf of the Company, and in its name, to enter into, execute and deliver the Assignment, and to execute and deliver such other documents and instruments, and to do such other acts or things, as any such Authorized Person shall deem necessary or appropriate to effect the Assignment. The execution and delivery by any Authorized Person of any such other document, and the doing by any Authorized Person of any such act or thing shall conclusively evidence such Authorized Person's authority therefor, and the approval and ratification by the Company of the documents so executed and delivered and the actions so take and done.

                  RESOLVED FURTHER, that nothing in this resolution shall be construed to require that more than one (1) Authorized Person to execute the Assignment or any other document or instrument necessary to effect the Assignment.

                  RESOLVED FURTHER, that CHARLES D. BARNETT be and is hereby authorized to attest, on behalf of the Company, the Assignment or any other such documents as may be necessary to effect the Assignment.

         The resolutions set forth above remain in full force and effect as of the 31st day of December, 1995.
                                          ROADHOUSE GRILL, INC.


                                          By:/s/ ILLEGIBLE
                                             -------------------
                                          Member of
                                          Roadhouse Grill Buffalo, L.L.C.

                                          AFFIRMED:/s/ CHARLES D. BARNETT

                         FORM OF AUTHORIZING RESOLUTION

                                   (Assignor)


         WHEREAS, New York Roasters, Inc. (the "Corporation") is the tenant under that certain lease dated April 17, 1995 (the "Lease"), by and between Corporation and Captec Net Lease Realty, Inc., (the "Landlord"), with respect to certain real property located at 1449 French Road, Cheektowaga, New York; and

         WHEREAS, the Corporation desires to assign its obligations under the Lease to ROADHOUSE GRILL BUFFALO, L.L.C. (the "Roadhouse") pursuant to an Assignment and Assumption Agreement among the Corporation, the Landlord and Roadhouse substantially in the form of Exhibit B attached hereto (the "Amendment"); and

         WHEREAS, the Landlord has agreed to release the Corporation from its obligations under the Lease and to enter into a First Amendment to the Letter of Credit Agreement between the Corporation and the Landlord substantially in the form of Exhibit B attached hereto (the "Amendment"); and

         WHEREAS, the Corporation desire to approve the Assignment and the Amendment, and to authorize certain of its officers to execute and deliver the Assignment, the Amendment and all documents and instruments required in connection therewith.

         NOW, THEREFORE, the board of directors of the Corporation do hereby adopt the following resolutions as of November 10, 1995:

                  RESOLVED, that the Assignment is hereby approved.

                  RESOLVED FURTHER, that the President, Chief Executive Officer or any Vice President of the Corporation (collectively the "Authorized Persons" and, individually, an "Authorized Person") are, and each Authorized Person is, hereby authorized, empowered and directed for and on behalf of the Company, and in its name, to enter into, execute and deliver the Assignment, and to execute and deliver such other documents and instruments, and to do such other acts or things, as any such Authorized Person shall deem necessary or appropriate to effect the Assignment. The execution and delivery by any Authorized Person of any such other document, and the doing by any Authorized Person of any such act or thing shall conclusively evidence such Authorized Person's authority therefor, and the approval and ratification by the Company of the documents so executed and delivered and the actions so take and done.

                  RESOLVED FURTHER, that nothing in this resolution shall be construed to require that more than one (1) Authorized Officer to execute the Assignment or any other document or instrument necessary to effect the Assignment and the Amendment.

                  RESOLVED FURTHER, that the Secretary of the Corporation be and is hereby authorized to attest, on behalf of the Company, the Assignment or any other such documents as may be necessary to effect the Assignment.

         The resolutions set forth above remain in full force and effect as of the 3rd day of January, 1996.

                                              ROADHOUSE GRILL, INC.


                                              By:/s/ ILLEGIBLE
                                                 --------------------
                                              ASST. SECRETARY OF
                                              NEW YORK ROASTERS, INC.